Stockholders' Equity	12 Months Ended
Nov. 03, 2019
Equity [Abstract]
Stockholders' Equity	Stockholders’ Equity
Mandatory Convertible Preferred Stock Offering
On September 30, 2019, we completed an offering of approximately 4 million shares of 8.00% Mandatory Convertible Preferred Stock, Series A, $0.001 par value per share (the “Mandatory Convertible Preferred Stock”), including certain additional shares sold pursuant to the underwriters' option, which generated net proceeds of approximately $3,679 million. We used the net proceeds of this offering to repay a portion of the outstanding borrowings under our existing term loan facilities.
The holders of Mandatory Convertible Preferred Stock are entitled to receive, when, as and if declared by our Board of Directors, or an authorized committee thereof, out of funds legally available for payment, cumulative dividends at the annual rate of 8.00% of the liquidation preference of $1,000 per share (equivalent to $80 annually per share), payable in cash or, subject to certain limitations, by delivery of shares of our common stock or any combination of cash and shares of our common stock, at our election; provided, however, that any undeclared and unpaid dividends will continue to accumulate.
Subject to limited exceptions, no dividends may be declared or paid on shares of our common stock, unless all accumulated dividends have been paid or set aside for payment on all outstanding shares of our Mandatory Convertible Preferred Stock for all past completed dividend periods. In the event of our voluntary or involuntary liquidation, dissolution or winding-up, no distribution of our assets may be made to holders of our common stock until we have paid to holders of our Mandatory Convertible Preferred Stock a liquidation preference equal to $1,000 per share plus accumulated and unpaid dividends.
Unless earlier converted, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert on the mandatory conversion date, which is expected to be September 30, 2022, into between 3.0303 and 3.5422 shares of our common stock, depending on the applicable market value of our common stock upon conversion and subject to customary anti-dilution adjustments. At any time prior to September 30, 2022, holders may elect to convert each share of Mandatory Convertible Preferred Stock into shares of our common stock at the minimum conversion rate of 3.0303, subject to anti-dilution adjustments and certain exceptions.
The Mandatory Convertible Preferred Stock will not be redeemable at our election before the mandatory conversion date. The holders of the Mandatory Convertible Preferred Stock will not have any voting rights, with limited exceptions.
During the fourth quarter of fiscal year 2019, we recognized $29 million of earned preferred stock dividends and presented it as temporary equity in our consolidated balance sheet as of November 3, 2019.
Redomiciliation Transaction
For the period prior to the Redomiciliation Transaction, our stockholders’ equity reflected Broadcom-Singapore’s outstanding ordinary shares. On April 4, 2018, all Broadcom-Singapore outstanding ordinary shares were exchanged on a one-for-one basis for newly issued shares of Broadcom common stock and Broadcom-Singapore became a wholly-owned subsidiary of Broadcom.
In conjunction with the Redomiciliation Transaction and pursuant to the Mandatory Exchange, all outstanding LP Units held by the limited partners were mandatorily exchanged for approximately 22 million newly issued shares of Broadcom common stock on a one-for-one basis. As a result, all limited partners of the Partnership became common stockholders of Broadcom. In addition, all related outstanding special preference shares of Broadcom-Singapore were automatically redeemed upon the Mandatory Exchange.
Noncontrolling Interest
Immediately prior to the Redomiciliation Transaction, the limited partners held a noncontrolling interest of approximately 5% in the Partnership through their ownership of LP Units. Accordingly, net income attributable to our common stock in our consolidated statements of operations excluded the noncontrolling interest’s proportionate share of our results prior to the Redomiciliation Transaction. In addition, we presented the proportionate share of equity attributable to the noncontrolling interest as a separate component of total equity within our consolidated statements of equity for the periods prior to the Redomiciliation Transaction.
Dividends and Distributions

	Fiscal Year
	2019	2018	2017

	(In millions, except per share data)
Cash dividends and distributions declared and paid per share/unit	$10.60	$7.00	$4.08
Cash dividends declared and paid to common stockholders	$4,235	$2,921	$1,653
Cash distributions declared and paid to limited partners	$—	$77	$92

Stock Repurchase Program
Pursuant to an $18 billion stock repurchase program authorized by our Board of Directors, we repurchased and retired approximately 21 million and 32 million shares of our common stock for $5,435 million and $7,258 million during fiscal years 2019 and 2018, respectively. This authorization ended on November 3, 2019.
Equity Incentive Award Plans
Stock-based incentive awards are provided to employees and directors under the terms of various Broadcom equity incentive plans.
2009 Plan
In July 2009, our Board of Directors adopted, and our stockholders approved, the Avago Technologies Limited 2009 Equity Incentive Award Plan (the “2009 Plan”) to authorize the grant of options, stock appreciation rights, RSUs, dividend equivalents, performance awards, and other stock-based awards. A total of 20 million shares of common stock were initially reserved for issuance under the 2009 Plan, subject to annual increases starting in fiscal year 2012. The amount of the annual increase was equal to the least of (a) 6 million shares, (b) 3% of the common stock outstanding on the last day of the immediately preceding fiscal year and (c) such smaller number of common stock as determined by our Board. However, no more than 90 million shares of common stock may be issued upon the exercise of equity awards issued under the 2009 Plan. The 2009 Plan became effective on July 27, 2009.
Options issued to employees under the 2009 Plan prior to March 2011 generally expire ten years following the date of grant. Since March 2011, options issued to employees under the 2009 Plan generally expire seven years after the date of grant. Options awarded to non-employees under this plan generally expire after five years. Options issued to both employees and non-employees under the 2009 Plan generally vested over a period of four years from the date of grant and were granted with an exercise price equal to the fair market value on the date of grant. Any stock options cancelled or forfeited after July 27, 2009 under the equity incentive plans adopted prior to the 2009 Plan became available for issuance under the 2009 Plan. RSU awards granted to employees under the 2009 Plan generally vest annually over four years.
The 2009 Plan expired in July 2019.
2003 Plan
In connection with the acquisition of LSI Corporation (“LSI”), we assumed the LSI 2003 Equity Incentive Plan (the “2003 Plan”) and outstanding unvested stock options and RSUs originally granted by LSI under the 2003 Plan that were held by continuing employees. Under the 2003 Plan, we may grant to former employees of LSI and other employees who were not employees of Broadcom at the time of the acquisition restricted stock awards, RSUs, stock options and stock appreciation rights with an exercise price that is no less than the fair market value on the date of grant. No participant may be granted stock options covering more than 4 million shares or more than an aggregate of 1 million shares of restricted stock and RSUs in any fiscal year. Equity awards granted under the 2003 Plan following the LSI acquisition are expected to be on similar terms and consistent with similar grants made pursuant to the 2009 Plan. As of November 3, 2019, 3 million shares remained available for issuance under the 2003 Plan.
2012 Plan
In connection with the acquisition of BRCM, we assumed the BRCM 2012 Stock Incentive Plan (the “2012 Plan”) and outstanding unvested RSUs originally granted by BRCM under the 2012 Plan that were held by continuing employees. Under the 2012 Plan, we may grant to former employees of BRCM and other employees who were not employees of Broadcom at the time of the acquisition restricted stock awards, RSUs, stock options and stock appreciation rights with an exercise price that is no less than the fair market value on the date of grant. No participant may be granted stock options, restricted stock or RSUs, covering more than an aggregate of 4 million shares in any fiscal year. Equity awards granted under the 2012 Plan following the acquisition of BRCM are on similar terms and consistent with similar grants made pursuant to the 2009 Plan. As of November 3, 2019, 82 million shares remained available for issuance under the 2012 Plan. The number of shares available for issuance under the 2012 Plan is subject to an annual increase of 12 million shares.
We also grant market-based RSUs with both a service condition and a market condition as part of our equity compensation programs. The market-based RSUs generally vest over four years, subject to satisfaction of market conditions. During fiscal years 2019, 2018 and 2017, we granted market-based RSUs under which grantees may receive the number of shares ranging from 0% to 450% of the original grant at vesting based upon the total stockholder return (“TSR”) on our common stock as compared to the TSR of an index group of companies.
Amendment to the RSU Vesting Schedule
During fiscal year 2019, the Compensation Committee of our Board of Directors approved an amendment to the vesting of time-based RSUs (other than those assumed in an acquisition), held by approximately 16,500 employees below the vice president level, from an annual vesting cycle to a quarterly vesting cycle.
Employee Stock Purchase Plan
The ESPP provides eligible employees with the opportunity to acquire an ownership interest in us through periodic payroll deductions, based on a 6-month look-back period, at a price equal to the lesser of 85% of the fair market value of our common stock at either the beginning or ending of the relevant offering period. The ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986. However, the ESPP is not intended to be a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986 and is not subject to the provisions of Employee Retirement Income Security Act of 1974.
Stock-Based Compensation Expense

	Fiscal Year
	2019	2018	2017

	(In millions)
Cost of products sold	$120	$77	$64
Cost of subscriptions and services	43	9	—
Research and development	1,532	855	636
Selling, general and administrative	490	286	220
Total stock-based compensation expense (a)	$2,185	$1,227	$920

Estimated income tax benefits for stock-based compensation	$400	$195	$249
Income tax benefits for stock-based awards exercised or released	$232	$181	$273

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(a)
Does not include stock-based compensation related to discontinued operations recognized during fiscal year 2017, which was included in loss from discontinued operations, net of income taxes in our consolidated statements of operations.

We have assumed an annualized forfeiture rate for RSUs of 5%. We will recognize additional expense if actual forfeitures are lower than we estimated, and will recognize a benefit if actual forfeitures are higher than we estimated.
During the first quarter of fiscal year 2019, the Compensation Committee of our Board of Directors approved a broad-based program of multi-year equity grants of time- and market-based RSUs (the “Multi-Year Equity Awards”) in lieu of our annual employee equity awards historically granted on March 15 of each year. Each Multi-Year Equity Award vests on the same basis as four annual grants made March 15 of each year, beginning in fiscal year 2019, with successive four-year vesting periods. Stock-based compensation expense related to the Multi-Year Equity Awards was $890 million for fiscal year 2019, including $133 million of Multi-Year Equity Awards granted to employees acquired in the CA Merger.
In connection with the amendment to the vesting of certain time-based RSUs from an annual cycle to a quarterly cycle, we recognized approximately $140 million in incremental compensation cost during fiscal year 2019.
For fiscal year 2019, stock-based compensation expense included $83 million related to equity awards assumed in connection with the CA Merger. In addition to stock-based compensation expense presented above, in fiscal year 2019, we recognized $75 million in restructuring charges for accelerated vesting of assumed equity awards held by employees terminated in connection with the CA Merger.
As of November 3, 2019, the total unrecognized compensation cost related to unvested stock-based awards was $5,641 million, which is expected to be recognized over the remaining weighted-average service period of 4.1 years.
The following table summarizes the weighted-average assumptions utilized to calculate the fair value of market-based awards granted in the periods presented:

	Market-Based Awards
	Fiscal Year
	2019	2018	2017
Risk-free interest rate	2.7%	2.4%	1.7%
Dividend yield	4.4%	2.6%	1.8%
Volatility	33.0%	32.5%	32.3%
Expected term (in years)	4.0	4.0	4.0
The risk-free interest rate was derived from the average U.S. Treasury Strips rate, which approximated the rate in effect appropriate for the term at the time of grant.
The dividend yield was based on the historical and expected dividend payouts as of the respective award grant dates.
The volatility was based on our own historical stock price volatility over the period commensurate with the expected life of the awards and the implied volatility of a 180-day call option on our own common stock measured at a specific date.
The expected term was commensurate with the awards’ contractual terms.
Restricted Stock Unit Awards
A summary of time- and market-based RSU activity is as follows:

	Number of RSUs Outstanding	Weighted-Average Grant Date Fair Value Per Share

	(In millions, except per share data)
Balance as of October 30, 2016	17	$130.71
Granted	8	$199.33
Vested	(5)	$126.81
Forfeited	(2)	$142.78
Balance as of October 29, 2017	18	$163.42
Granted	7	$239.48
Vested	(6)	$155.78
Forfeited	(1)	$175.46
Balance as of November 4, 2018	18	$195.50
Assumed in CA Merger	1	$206.14
Granted	33	$183.64
Vested	(10)	$192.28
Forfeited	(2)	$182.80
Balance as of November 3, 2019	40	$188.52

The aggregate fair value of time- and market-based RSUs that vested in fiscal years 2019, 2018 and 2017 was $2,958 million, $1,516 million and $1,172 million, respectively, which represents the market value of our common stock on the date that the RSUs vested. The number of RSUs vested included shares of common stock that we withheld for settlement of employees’ tax obligations due upon the vesting of RSUs.
Stock Option Awards
A summary of time- and market-based stock option activity is as follows:

	Number of Options Outstanding		Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Life (In years)	Aggregate Intrinsic Value

	(In millions, except years and per share data)
Balance as of October 30, 2016	15		$48.77
Exercised	(4)		$45.48		$682
Cancelled	(1)		$66.08
Balance as of October 29, 2017	10		$49.54
Exercised	(2)		$47.41		$534
Cancelled	—	*	$72.37
Balance as of November 4, 2018	8		$50.14
Exercised	(4)		$47.88		$761
Cancelled	—	*	$49.00
Balance as of November 3, 2019	4		$51.83	1.11	$1,077
Fully vested as of November 3, 2019	4		$51.83	1.11	$1,077

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* Represents fewer than 0.5 million shares.